                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 2, 1997

Date of Amendment:   December 10, 1997



                          COMTREX SYSTEMS CORPORATION
            (Exact name of registrant as specified in its charter)


         Delaware                        0-13732               22-2353604
----------------------------           ------------        ------------------
(State or other jurisdiction           (Commission          (I.R.S. Employer
    of incorporation)                  File Number)        Identification No.)


                              102 Executive Drive
                           Moorestown, NJ 08057-4224
          ----------------------------------------------------------
             (Address of principal executive offices) ((Zip Code)


      Registrant's telephone number, including area code: (609) 778-0090

         The Registrant has previously filed a Report on Form 8-K, dated as of October 2, 1997, in connection with the Registrant's acquisition of all of the shares of outstanding capital stock of Data Systems Terminals Limited, a corporation formed and existing under the laws of England. The Registrant is hereby amending such report on Form 8-K to (a) confirm that the 400,000 shares of the Registrant's Common Stock issued in connection with such acquisition were not registered under the Securities Act of 1933, as amended, in reliance upon Regulation S promulgated thereunder, and (b) include the financial statements required by Item 7 of Form 8-K.


Item 7. Financial Statements and Exhibits.


         (a)      Financial Statements of Business Acquired.

                       Index to Financial Statements for Data Systems Terminals Limited

Letter from Independent Auditors - Rothman Pantall & Co to Registrant                                  F-1
Report of Independent Auditors - Rothman Pantall & Co                                                  F-2
Balance Sheets - June 30, 1997 and 1996                                                        F-3 and F-4
Statements of Operation - June 30, 1997 and 1996                                                       F-5
Statements of Shareholders' Equity - June 30, 1997 and 1996                                            F-6
Statements of Cash Flows - June 30, 1997 and 1996                                                      F-7
Notes to the Financial Statements                                                         F-8 through F-12


         (b)      Pro Forma Financial Information

                          Index to Unaudited Pro Forma Combined Financial Statements

Basis of Presentation                                                                                 F-13
Unaudited Pro Forma Combined Statement of Operations -
  as of September 30, 1997                                                                            F-14
Unaudited Pro Forma Combined Statement of Operations -
  as of March 31, 1997                                                                                F-15
Unaudited Pro Forma Combined Balance Sheet -
  as of September 30, 1997                                                                   F-16 and F-17
Notes to the Unaudited Pro Forma Combined Financial Statements                                        F-18


         (c)      Exhibits

         Exhibit 2 Stock Purchase Agreement (This exhibit was filed as part of the original Form 8-K filing made by the registrant on October 14, 1997, with respect to this transaction.)

         Exhibit 23        Consent of Rothman Pantall & Co. (See page F-1).


Item 9. Sales of Equity Securities Pursuant to Regulation S

         As described above in Item 2, in connection with the acquisition, 400,000 restricted shares of the Common Stock of the Registrant, par value $.001 per share, were delivered by the Registrant to Steven, and the Debenture was delivered by the Registrant to Norman and Shirley. The Common Stock and the Debenture were not registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Regulation S promulgated thereunder.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


December  10, 1997                COMTREX SYSTEMS CORPORATION



                                  By: /s/ Jeffrey C. Rice
                                  -----------------------------------------
                                  Name:  Jeffrey C. Rice
                                  Title: President & Chief Executive Officer



                                  By: /s/ Lisa J. Mudrick
                                  -----------------------------------------
                                  Name:  Lisa J. Mudrick
                                  Title: Chief Financial &
                                         Chief Accounting Officer

Our Ref: SBR/MG/GJR/G


10 December  1997


Comtrex Systems Corporation
102 Executive Drive, Suite 1
Moorestown, NJ  08057
USA


Dear Sir

DATA SYSTEMS TERMINALS LIMITED

Our audit of the financial statements for Data Systems Terminals Limited for the years ended June 30, 1997 and 1996 was conducted in accordance with auditing Standards issued by the United Kingdom's Auditing Practices Board. Such Auditing Standards are similar, in all material respects, to Statements on Auditing Standards as promulgated by the American Institute of Certified Public Accountants through its Auditing Standards Board.

We hereby consent to (a) the inclusion of our report, dated September 30, 1997, appearing on page F-2 of this Current Report on Form 8-K pertaining to the acquisition of all of the outstanding capital stock of Data Systems Terminals Limited by Comtrex Systems Corporation, and (b) the incorporation by reference of such report in the Registration Statement on Form S-8, bearing Registration Statement No. 33-32994, the Registration Statement on Form S-3, bearing Registration No. 33-38529, and the Registration Statement on Form S-8, bearing Registration No. 33-93560, each filed by Comtrex Systems Corporation with the United States Securities and Exchange Commission.


Yours faithfully




Rothman Pantall & Co
Chartered Accountants

                      AUDITORS' REPORT TO THE MEMBERS OF
                         DATA SYSTEMS TERMINAL LIMITED
               FOR THE YEARS ENDED 30 JUNE 1997 AND 30 JUNE 1996



We have audited the financial statements of Data Systems Terminals Limited a company incorporated in England, set out on pages 2 to 11 which have been prepared under the historical cost convention and on the basis of the accounting policies set out on pages 7 and 8.

RESPECTIVE RESPONSIBILITIES OF THE DIRECTORS AND AUDITORS

The company's directors are responsible for the preparation of these financial statements. It is our responsibility to form an independent opinion, based on our audit, on these statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Boards. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of affairs of the company as at 30 June 1996 and 1997 and of its profit and cash flows for each of the years then ended and have been properly prepared in accordance with United States generally accepted accounting principles.





Date:    30 September 1997                      ROTHMAN PANTALL & CO
                                                Chartered Accountants &
                                                Registered Auditors
                                                Clareville House
                                                26/27 Oxendon Street
                                                London  SW1Y 4EP

                        DATA SYSTEMS TERMINALS LIMITED
                                BALANCE SHEETS
                         AS AT JUNE 30, 1997 AND 1996





                                    ASSETS

                                                             June 30,
                                                -------------------------------
                                                    1997               1996
                                                -----------         -----------
Current assets:

  Cash and cash equivalents                     $    10,340         $       850
  Accounts receivable, net of reserve of
    $12,304 in 1997 and $3,014 in 1996              749,542             594,490
  Due from officers                                  11,184                   0
  Other receivable                                   19,996               7,584
  Inventories                                       263,799             207,029
  Prepaid expenses                                   36,646              71,656
                                                -----------         -----------
      Total current assets                        1,091,507             881,609
                                                -----------         -----------

Property and equipment:
  Motor vehicles                                     70,813             147,590
  Office furniture and equipment                    302,490             202,646
  Land and buildings                                440,596             314,561
                                                -----------         -----------
                                                    813,899             664,797

  Less: accumulated depreciation                   (235,880)           (299,506)
                                                -----------         -----------
      Net property and equipment                    578,019             365,291
                                                -----------         -----------

Total assets                                    $ 1,669,526         $ 1,246,900
                                                ===========         ===========






















                    See notes to the financial statements.

                        DATA SYSTEMS TERMINALS LIMITED
                                BALANCE SHEETS
                         AS AT JUNE 30, 1997 AND 1996





                     LIABILITIES AND SHAREHOLDERS' EQUITY

                                                              June 30,
                                                   ----------------------------
                                                       1997             1996
                                                   -----------      -----------
Current liabilities:

  Cash overdraft                                   $         0      $    77,484
  Accounts payable                                     789,307          585,142
  Current portion of long-term debt                     29,361           18,824
  Current portion of notes                              51,401          228,119
  Deferred income                                      171,350          151,778
  Accrued expenses:
    Payroll                                                  0           22,190
    Corporation tax                                     36,006                0
    Payroll taxes                                       69,838           49,566
    Due to officers                                          0           22,190
    Other                                               25,063           34,754
                                                   -----------      -----------
      Total current liabilities                      1,172,326        1,190,047
                                                   -----------      -----------

Long-term debt, less current portion                    35,378            8,339

Long-term notes, less current portion                  289,942                0

Deferred income taxes                                    9,846            6,284
                                                   -----------      -----------

      Total liabilities                              1,507,492        1,204,670
                                                   -----------      -----------


Shareholders' equity:
  Common stock, (pound)1 par value, 10,000
   authorised, 6,000 issued and outstanding              9,984            9,324
  Accumulated surplus                                  147,698           33,603
  Currency translation differences                       4,352             (697)
                                                   -----------      -----------
      Total shareholders' equity                       162,034           42,230
                                                   -----------      -----------

Total liabilities and shareholders' equity         $ 1,669,526      $ 1,246,900
                                                   ===========      ===========

                    See notes to the financial statements.

                        DATA SYSTEMS TERMINALS LIMITED
                            STATEMENT OF OPERATIONS
                      YEARS ENDED JUNE 30, 1997 AND 1996

                                                      1997              1996
                                                  -----------       -----------


Net sales                                         $ 3,058,662       $ 2,385,016
                                                  -----------       -----------

Costs, expenses and other
  Cost of sales                                     1,882,191         1,505,510
  Administrative                                      844,465           607,262
  Sales and marketing                                 116,397           130,041
  Depreciation                                         35,702            41,659
  (Profit)/Loss on sale of fixed assets               (10,533)           26,200
  Interest                                             30,635            28,443
                                                  -----------       -----------
                                                    2,898,857         2,339,115
                                                  -----------       -----------

Income before income taxes                            159,805            45,901


Provision for income taxes                            (45,710)          (21,938)
                                                  -----------       -----------


Net income                                        $   114,095       $    23,963
                                                  ===========       ===========


Earnings per common share                         $     19.02       $      3.99
                                                  ===========       ===========


Weighted average stock outstanding                      6,000             6,000
                                                  ===========       ===========











                    See notes to the financial statements.

                        DATA SYSTEMS TERMINALS LIMITED
                       STATEMENT OF SHAREHOLDERS' EQUITY
                         AS AT JUNE 30, 1997 AND 1996





                                   Common Stock
                            ----------------------------                                               Total
                              Shares                          Translation            Accum          shareholders'
                              issued            Amount         adjustment           surplus           equity
                              ------            ------         ----------           -------           ------
Bal., 30 June 1995             6,000          $   9,546          $    (597)         $   9,640         $  18,589

Net income                                                                             23,963            23,963
Translation adj                                                       (100)                                (100)
Translation adj                                    (222)                                                   (222)
                           ---------          ---------          ---------          ---------         ---------

Bal., 30 June 1996             6,000              9,324               (697)            33,603            42,230

Net income                                                                            114,095           114,095
Translation adj                                                      5,049                                5,049
Translation adj                                     660                                                     660
                           ---------          ---------          ---------          ---------         ---------

Bal., 30 June 1997             6,000          $   9,984          $   4,352          $ 147,698         $ 162,034
                           =========          =========          =========          =========         =========














                    See notes to the financial statements.

                        DATA SYSTEMS TERMINALS LIMITED
                           STATEMENTS OF CASH FLOWS
                      YEARS ENDED JUNE 30, 1997 AND 1996


                                                             1997              1996
                                                           --------          ---------
Cash flows from operating activities:
  Net income                                              $ 114,095          $  23,963
  Adjustments to reconcile net income
    to net cash provided by
    operating activities:
      Depreciation                                           35,702             41,659
      Deferred income tax                                     3,044              8,917
      Provisions for losses on accounts
        receivable                                            8,865                  0
      Profit on sale of assets                              (10,533)            26,200
      Currency translation difference                         5,709               (322)
  Changes in assets and liabilities:
      Accounts receivable                                  (152,503)          (280,333)
      Inventories                                           (56,770)           (56,500)
      Accounts payable                                      226,462            290,171
                                                          ---------          ---------

Net cash provided by operating activities                   174,071             53,755
                                                          ---------          ---------

Cash flows from investing activities:
  Purchase of property and equipment                       (366,328)          (133,851)
  Purchase of motor vehicles                                      0             (9,417)
  Proceeds from disposals of property,
    plant and equipment                                     186,345            215,533
                                                          ---------          ---------

Net cash provided by (used in)
  investing activities                                     (179,983)            72,265
                                                          ---------          ---------

Cash flows from financing activities:
  Proceeds from borrowings under line of credit             316,160            298,368
  Payments on notes and other loans                        (202,936)          (224,588)
  Payments on long-term debt                                (20,338)           (36,194)
                                                          ---------          ---------

Net cash provided by financing activities                    92,886             37,586
                                                          ---------          ---------

Net increase in cash                                         86,974            163,606

Cash / (overdraft), beginning of period                     (76,634)          (240,240)
                                                          ---------          ---------

Cash / (overdraft), end of period                         $  10,340          $ (76,634)
                                                          =========          =========

Supplemental disclosure of cash flow information:
  Cash paid during the year for interest                  $  30,635          $  28,443
                                                          =========          =========




                    See notes to the financial statements.

                        DATA SYSTEMS TERMINALS LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                      YEARS ENDED JUNE 30, 1997 AND 1996

1.      Nature of business and summary of significant accounting policies:

        Nature of business:

        Data Systems Terminals Limited ("Company") is a UK company. The Company markets electronic terminals, specialised computer software and associated stationery which provides retailers with transaction processing, in-store controls and management information. The Company also provides warranty cover and maintenance contracts on its products.

        Inventories:

        Inventories include the cost of equipment for resale and are valued at the lower of cost (first-in, first-out) or market.

        Property and equipment:

        Property and equipment are stated at cost. Maintenance and repairs are expensed, while betterments are capitalised. When an asset is disposed of, the related costs and accumulated depreciation are removed from the accounts, and any gain or loss is charged to operations.

        Separately priced extended warranty and product maintenance contracts:

        Revenue is recognised from sales of warranty and maintenance contracts on a straight line basis over the contract period. Costs of services performed under the contract are charged to expenditure as incurred.

        Depreciation:

        Depreciation is computed by accelerated methods over the useful lives of the assets which are one to fifty years.

        Cash equivalents:

        The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

                        DATA SYSTEMS TERMINALS LIMITED
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                      YEARS ENDED JUNE 30, 1997 AND 1996

1.      Nature of business and summary of significant accounting policies
        (continued):

        Concentrations of credit risk:

        Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and temporary cash investments and accounts receivable.

        The Company places its cash and temporary cash investments with high quality financial institutions. The Company has not incurred losses related to these financial instruments. Accounts receivable are primarily sales of the Company's equipment and maintenance contracts. The Company minimises credit risk by obtaining bank and trade references. The Company factors its accounts receivable under a recourse agreement. See Note 4.

2.      Use of estimates:

        The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.      Inventories:
                                            1997                  1996
                                         ----------            ----------
        Finished goods                   $  263,799            $  207,029
                                         ==========            ==========

4.      Significant customers:

        One customer accounted for a substantial portion of sales and receivables:

                               Approximate % of Sales                % of Receivables
                                 Fiscal Year Ended                     as of June 30,
                            --------------------------           ---------------------------
                               1997            1996                 1997            1996
                            ----------      ----------           -----------     -----------
         Customer "A"          37%             29%                   55%             47%

                        DATA SYSTEMS TERMINALS LIMITED
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                      YEARS ENDED JUNE 30, 1997 AND 1996


5.      Long-term debt:

                                                                        1997              1996
                                                                        ----              ----
        Note payable to a financing company, due in the
        period to 1998, payable in monthly installments
        of $616 including interest at 10%                             $  1,816          $  8,064

        Note payable to a financing company, due in the
        periods to 1998, payable in monthly installments
        of $1,216 including interest at 8.5%                             7,115            19,099

        Note payable to a financing company, due in the
        periods to 2000, payable in monthly installments
        of $1,015 including interest at 11.5%                           27,520                 -

        Note payable to a financing company, due in the
        periods to 2000, payable in monthly installments
        of $957 including interest at 7.5%                              28,288                 -
                                                                      --------          --------
                                                                        64,739            27,163
        Less current portion                                            29,361            18,824
                                                                      --------          --------

                                                                      $ 35,378          $  8,339
                                                                      ========          ========

        Long-term debt is collaterallized on leased equipment.

        Long-term debt is re-payable as follows:

                                                 1998                 $ 29,361
                                                 1999                   20,115
                                                 2000                   15,263
                                                                      --------

                                                                      $ 64,739
                                                                      ========

                        DATA SYSTEMS TERMINALS LIMITED
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                      YEARS ENDED JUNE 30, 1997 AND 1996

6.      Notes payable:

                                                                                              1997              1996
                                                                                              ----              ----
        Note payable, bank $298,368, due in the periods to 1999, payable in monthly installments of $1,442 which includes interest. The interest
        is the base rate plus 2%. The base rate was 6.5% at June 30, 1997.                   $ 28,230          $228,119

        Note payable, bank $316,160, due in the periods to 2016, being paid in monthly installments of $2,842 which includes interest. The interest is the base  rate plus 2%. The base rate was 6.5% at June 30, 1997.
        Substantially all assets serve as collateral.                                         313,113                --
                                                                                             --------          --------
                                                                                              341,343           228,119
        Less current portion                                                                   51,401           228,119
                                                                                             --------          --------

                                                                                             $289,942          $     --
                                                                                             ========          ========

        Notes payable debt is re-payable as follows:

                                                 1998                                        $ 51,401
                                                 1999                                          45,097
                                                 2000                                          34,102
                                                 2001                                          34,102
                                                 2002                                          34,102
                                           After 2002                                         142,539
                                                                                              -------

                                                                                             $341,343
                                                                                             ========


7.      Income taxes:

        The statement of operations reflects a provision for income taxes at the rate of 25, 24, and 21 percent, which represents the various income tax rates during the respective periods. This also provides for movement on the deferred income tax. Deferred income tax charges of $3,044 and $8,917 were included in 1997 and 1996.

                        DATA SYSTEMS TERMINALS LIMITED
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                      YEARS ENDED JUNE 30, 1997 AND 1996

8.      Capital leases:

        The Company holds certain plant and equipment and motor vehicles under capital leases.

        Motor vehicles with a gross value of $23,427 and an accumulated amortisation of $9,427 are held. Amortisation charges for $3,530 and $5,512 were included in June 30, 1997 and 1996, respectively.

        Plant and equipment with a gross value of $91,100 and an accumulated amortisation of $12,163 are held. Amortisation charges for $5,126 and $3,946 were included in June 30, 1997 and 1996, respectively.


9.      Commitments and contingency:

        The Company leases certain plant and equipment and motor vehicles under operating leases which expire in the period to July 2002. Operating lease expense was $119,481 and $81,204 for the years ended June 30, 1997 and 1996, respectively.

        Rental commitments under noncancelable operating leases for the years ending June 30, are as follows: 1998, $138,868; 1999, $104,537;
        2000, $75,117; 2001, $17,938.

               Unaudited Pro Forma Combined Financial Statements
                             Basis of Presentation


         The accompanying unaudited pro forma combined financial statements give effect to the acquisition of all of the outstanding capital stock of Data Systems Terminals Limited ("DSTL") by Comtrex Systems Corporation ("Comtrex") as described in Note 1 of the Notes to the Unaudited Pro Forma Combined Financial Statements. The unaudited pro forma combined financial statements have been prepared assuming that the acquisition had occurred as of September 30, 1997, in the case of the unaudited pro forma combined balance sheet, or as of April 1, 1996, in the case of the unaudited pro forma combined statement of operations. DSTL and Comtrex, on a combined basis, are referred to herein as the "Company".

         The unaudited pro forma combined financial statements have been prepared by management and should be read in conjunction with the historical financial statements of DSTL and Comtrex. These statements are based on certain assumptions and preliminary estimates which are subject to change. They do not purport to be indicative of the financial positions or results of operations that might have occurred, and do not purport to be indicative of future results.

         Management believes additional synergies and operational improvements, not reflected in the accompanying unaudited pro forma combined financial statements, will be realized by the acquisition. However, such amounts cannot be reasonably quantified and, therefore, are not reflected in the unaudited pro forma combined financial statements.

Unaudited Pro Forma Combined Statement of Operations
For the six months ended September 30, 1997

                                                     Comtrex               D S T L              Pro forma             Pro forma
                                              Historical (1)          Historical(2)       Adjustments (3)          Consolidated
                                              --------------          -------------       ---------------          ------------
Net sales                                         $2,619,804             $1,529,331           $ (315,095) (7)        $3,834,040
                                                  ----------             ----------           ----------             ----------

Cost of sales                                      1,647,113                941,096             (281,475) (7)         2,306,734
Administrative                                       308,585                416,966                    0                725,551
Research and development                             109,711                      0                    0                109,711
Sales and marketing                                  258,606                 58,199                    0                316,805
Customer support                                     135,733                      0                    0                135,733
Depreciation and amortization                         61,056                 17,851               13,606 (4)             92,513
                                                  ----------             ----------           ----------             ----------

                                                   2,520,804              1,434,112             (267,869)             3,687,047
                                                  ----------             ----------           ----------             ----------

Income (loss) from operations                         99,000                 95,219              (47,226)               146,993
Interest income (expense)                            (2,612)               (15,318)              (13,950) (5)           (31,880)
                                                  ---------              ---------            ----------             ----------
Income before income taxes and credit                 96,388                 79,901              (61,176)               115,113
Provision for income taxes                            38,555                 22,855                    0                 61,410
                                                  ----------             ----------           ----------             ----------
Income before extraordinary credit                    57,833                 57,046              (61,176)                53,703
Extraordinary credit                                  38,555                      0                    0                 38,555
                                                  ----------             ----------           ----------             ----------

Net income (loss)                                 $   96,388             $   57,046           $  (61,176)            $   92,258
                                                  ==========             ==========           ----------             ==========

Weighted average shares outstanding                3,181,762                                                          3,581,762 (6)
                                                  ==========                                                         ==========

Net income (loss) per common share                   $  0.03                                                         $     0.03
                                                  ==========                                                         ==========

(1) Per Comtrex's Form 10-Q, September 30, 1997

(2) Per  DSTL's six month operations

(3) Adjustments made to present results of operation on a pro forma basis, as if the acquisition of DSTL had occurred effective as of April 1, 1996

(4) Amortization of goodwill and depreciation on increase of building and improvements (to appraised value)

(5) Interest on Note Payable and Convertible Debentures

(6) Adjusted for 400,000 shares issued

(7) To eliminate intercompany sales and cost of sales

Unaudited Pro Forma Combined Statement of Operations
For the year ended March 31, 1997

                                                     Comtrex             D S T L               Pro forma             Pro forma
                                              Historical (1)        Historical(2)        Adjustments (3)          Consolidated
                                              --------------        -------------        ---------------          ------------
Net sales                                         $5,430,221          $3,058,662            $  (637,635) (7)        $7,851,248
                                                  ----------          ----------            -----------             ----------

Cost of sales                                      3,366,509           1,882,191               (619,170) (7)         4,629,530
Administrative                                       681,859             833,932                                     1,515,791
Research and development                             131,258                   0                                       131,258
Sales and marketing                                  744,075             116,397                                       860,472
Customer support                                     463,840                   0                                       463,840
Depreciation and amortization                        139,801              35,702                 27,211  (4)           202,714
                                                  ----------          ----------            -----------             ----------

                                                   5,527,342           2,868,222               (591,959)             7,803,605
                                                  ----------          ----------            -----------             ----------

Income (loss) from operations                        (97,121)            190,440                (45,676)                47,643
Interest income (expense)                              8,104             (30,635)               (27,900) (5)          (50,431)
                                                  ----------          ----------            -----------             ---------
Income before income taxes and credit                (89,017)            159,805                (73,576)               (2,788)
Provision for income taxes                                 0              45,710                      0                45,710
                                                  ----------          ----------            -----------             ---------
Income before extraordinary credit                   (89,017)            114,095                (73,576)              (48,498)
Extraordinary credit                                       0                   0                      0                     0
                                                  ----------          ----------            -----------             ---------

Net income (loss)                                 $  (89,017)         $  114,095            $   (73,576)            $ (48,498)
                                                  ==========          ==========            ===========             =========

Weighted average shares outstanding                3,164,022                                                        3,564,022 (6)
                                                  ==========                                                        =========

Net income (loss) per common share                $    (0.03)                                                       $   (0.01)
                                                  ==========                                                        ==========




(1) Per Comtrex's Form 10-KSB, March 31, 1997

(2) Per DSTL's June 30, 1997 financial statements

(3) Adjustments made to present results of operation on a pro forma basis, as if the acquisition of DSTL had occurred effective as of April 1, 1996

(4) Amortization of goodwill and depreciation on increase of building and improvements (to appraised value)

(5) Interest on Note Payable and Convertible Debentures

(6) Adjusted for 400,000 shares issued

(7) To eliminate intercompany sales and cost of sales

Unaudited Pro Forma Combined Balance Sheet as of September 30, 1997

                                                 Comtrex              D S T L                Pro forma               Pro forma
                                              Historical (1)       Historical(2)           Adjustments            Consolidated
                                              --------------      -------------            -----------            ------------
Cash and cash equivalents                      $   320,494         $    10,340                                     $   330,834
Certificate of deposit                             100,000             100,000
Accounts receivable, net                         1,073,866             749,542                (315,753) (12)         1,507,655
Note receivable                                     16,340              19,996                                          36,336
Inventories                                        909,879             263,799                 (75,600) (7)          1,098,078
Due from officers                                        0              11,184                                          11,184
Other current assets                               109,831              36,646                 (32,054) (8)            114,423
                                               -----------         -----------             -----------             -----------
  Total current assets                           2,530,410           1,091,507                (423,407)              3,198,510
                                               -----------         -----------             -----------             -----------

Fixed assets                                     1,063,663             813,899                 128,000  (3)          2,005,562
Less accumulated depreciation                     (935,689)           (235,880)                      0              (1,171,569)
                                               -----------         -----------             -----------             -----------
 Net fixed assets                                  127,974             578,019                 128,000                 833,993
                                               -----------         -----------             -----------             -----------

Software                                         1,031,442           1,031,442
Less accumulated amortization                     (724,305)                  0                       0                (724,305)
                                               -----------         -----------             -----------             -----------
 Net software                                      307,137                   0                       0                 307,137
                                               -----------         -----------             -----------             -----------

Goodwill                                                 0                   0                 416,220  (4)            416,220
                                               -----------         -----------             -----------             -----------

                                               $ 2,965,521         $ 1,669,526             $   120,813             $ 4,755,860
                                               ===========         ===========             ===========             ===========


Accounts payable                               $   520,216         $   789,307             $  (315,753) (12)       $   993,770
Accrued expenses                                    98,694             130,907                                         229,601
Note payable                                             0                   0                  65,000  (5)             65,000
Customer deposits                                    6,403                   0                                           6,403
Current portion, debt and notes payable                  0              80,762                                          80,762
Deferred revenue                                         0             171,350                       0                 171,350
                                               -----------         -----------             -----------             -----------
  Total current liabilities                        625,313           1,172,326                (250,753)              1,546,886
                                               -----------         -----------             -----------             -----------

Long term debt, net of current                           0             325,320                       0                 325,320
Convertible debentures payable                           0                   0                 300,000  (6)            300,000
                                               -----------         -----------             -----------             -----------
 Total long term liabilities                             0             325,320                 300,000                 625,320
                                               -----------         -----------             -----------             -----------

Deferred income taxes                                    0               9,846                       0                   9,846
                                               -----------         -----------             -----------             -----------

Capital stock                                        3,182               9,984                     400  (11)
                                                                                                (9,984) (9)              3,582

Additional paid-in capital                       5,322,603                                     233,200  (10)         5,555,803

Accumulated deficit                             (2,985,577)            152,050                (152,050) (9)         (2,985,577)
                                               -----------         -----------             -----------             -----------

                                                 2,340,208             162,034                  71,566               2,573,808
                                               -----------         -----------             -----------             -----------

                                               $ 2,965,521         $ 1,669,526             $   120,813             $ 4,755,860
                                               ===========         ===========             ===========             ===========

 (1) Per Comtrex's Form 10-Q, September 30, 1997

 (2) Per DSTL's June 30, 1997 financial statements

 (3) Adjustment to building and improvements (to appraised value)

 (4) Goodwill acquired

 (5) Issuance of note payable

 (6) Issuance of convertible debentures

 (7) Elimination of intercompany profit in ending inventory

 (8) Reclassification of professional fees related to acquisition

 (9) Elimination of DSTL's equity at acquisition

(10) Additional paid-in capital on 400,000 shares issued

(11) Issuance of 400,000 shares at par value of $0.001

(12) Elimination of intercompany receivables

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


1.      Stock Purchase Transaction

On October 2, 1997, the Registrant acquired from Norman Roberts ("Norman"), Shirley Roberts ("Shirley"), and Steven Roberts ("Steven" together, with Norman and Shirley, the "Sellers") all the issued and outstanding capital stock (the "Stock") of Data Systems Terminals Limited, a corporation formed and existing under the laws of England ("DSTL"). DSTL is a distributor of the Registrant's products in the United Kingdom, which business the Registrant intends to continue.

The following consideration was paid by the Registrant for such acquisition of the Stock:

        (a) 400,000 restricted shares of the Common Stock of the Registrant, par value $.001 per share, were delivered by the Registrant to Steven. These shares of the Registrant's Common Stock are not transferrable by Steven on or before October 2, 1999.

        (b) A Subordinated Convertible Debenture, in the original principal amount of $300,000 (the "Debenture"), was delivered by the Registrant to Norman and Shirley. The Debenture accrues interest at the rate of eight percent (8%) per annum, which is payable monthly. No principal is payable pursuant to the terms of the Debenture for the first three (3) years following its delivery. The Debenture is convertible into shares of the Registrant's Common Stock (in blocks of 20,000 shares), at any time on or before October 2, 2000, at the rate of $1.00 per share. The Registrant may prepay all amounts outstanding under the Debenture at any time on or before October 2, 2000 if
(i) the shares of the Registrant's Common Stock have closed at $1.50, or higher, for each trading day for a thirty (30) day period, and (ii) the Registrant has provided the holders of the Debenture with at least sixty (60) days prior written notice of the prepayment. Any principal outstanding of the Debenture on October 2, 2000 shall be paid by the Registrant in twelve (12) equal quarterly installments. The Registrant anticipates that internal funds will be utilized to make all interest and principal payments due under the Debenture.

        (c) A promissory note, in the original principal amount of $65,000 (the "Note"), was delivered to Norman and Shirley. The Note bears interest at the rate of six percent (6%) per annum. The outstanding principal balance of the Note, and all interest accrued thereon, is repayable in twelve (12) equal monthly installments, commencing on November 1, 1997. The Registrant anticipates that internal funds will be utilized to make such payments due under the Note.

The business combination will be accounted for using the purchase method. The results of operations for DSTL are included in the pro forma statements of operations for the year ended March 31, 1997 and the six month period ended September 30, 1997.

The cost of the acquired enterprise is $630,600, which represents 400,000 shares of Comtrex Common Stock with an assigned value of $233,600, the $300,000 Debenture, the $65,000 Note and legal and accounting fees associated with the transaction of $32,000.

Acquired goodwill will be amortized over twenty (20) years, using the straight-line method.